                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
/X/  Definitive Proxy Statement                      Only (as permitted by rule 14a-6(e)(2))
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             DataWorks Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             DATAWORKS CORPORATION
                    5910 PACIFIC CENTER BOULEVARD, SUITE 300
                          SAN DIEGO, CALIFORNIA 92121
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29, 1997
                            ------------------------

TO THE SHAREHOLDERS OF DATAWORKS CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DATAWORKS CORPORATION, a California corporation (the "Company"), will be held on Thursday, May 29, 1997 at 10:00 a.m. local time at The Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California 92122 for the following purposes:

          1. To elect directors to serve for the ensuing year and until their successors are elected.

          2. To approve the Company's 1995 Equity Incentive Plan, as amended, to, among other things, increase the aggregate number of shares authorized for issuance under such plan by 800,000 shares.

          3. To approve the Company's 1995 Employee Stock Purchase Plan, as amended, to increase the aggregate number of shares authorized for issuance under such plan by 150,000 shares.

          4. To approve the Company's 1995 Non-Employee Directors' Stock Option Plan, as amended, to increase the aggregate number of shares authorized for issuance under such plan by 75,000 shares and to provide that options granted under such plan shall vest over a three-year period.

          5. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for its fiscal year ending December 31, 1997.

          6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     The Board of Directors has fixed the close of business on April 18, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          /s/ RICK E. RUSSO
                                          ----------------------------------
                                          Rick E. Russo
                                          Secretary
San Diego, California
April 29, 1997

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                             DATAWORKS CORPORATION
                    5910 PACIFIC CENTER BOULEVARD, SUITE 300
                          SAN DIEGO, CALIFORNIA 92121

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 29, 1997

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of the Board of Directors of DATAWORKS CORPORATION, a California corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, May 29, 1997, at 10:00 a.m. local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at The Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California 92122. The Company intends to mail this proxy statement and accompanying proxy card on or about April 29, 1997, to all shareholders entitled to vote at the Annual Meeting.

SOLICITATION

     The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of the Company or, at the Company's request, Chase Mellon Shareholder Services ("Chase Mellon"). No additional compensation will be paid to directors, officers or other regular employees for such services, but Chase Mellon will be paid its customary fee, estimated to be about $3,000 if it renders solicitation services.

VOTING RIGHTS AND OUTSTANDING SHARES

     Only holders of record of Common Stock at the close of business on April 18, 1997 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 18, 1997, the Company had outstanding and entitled to vote 10,084,896 shares of Common Stock.

     Each holder of record of Common Stock on such date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting. With respect to the election of directors, shareholders may exercise cumulative voting rights. Under cumulative voting, each holder of Common Stock will be entitled to seven votes for each share held. Each shareholder may give one candidate, who has been nominated prior to voting, all the votes such shareholder is entitled to cast or may distribute such votes among as many such candidates as such shareholder chooses. (However, no shareholder will be entitled to cumulate votes unless the candidate's name has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes.) Unless the proxyholders are otherwise instructed, shareholders, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

     All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Except for Proposals 2, 3 and 4, abstentions and broker non-votes are counted towards a quorum but are not counted for any purpose in determining whether a matter is approved.

REVOCABILITY OF PROXIES

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 5910 Pacific Center Boulevard, Suite 300, San Diego, California 92121, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received by the Company not later than December 30, 1997 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     There are seven nominees for the seven Board positions presently authorized in the Company's Bylaws. Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected and has qualified, or until such director's earlier death, resignation or removal. Each nominee listed below is currently a director of the Company, four directors having been elected by the shareholders, and three directors, Tony N. Domit, William P. Foley II and Roy Thiele-Sardina, having been elected by the Board.

     Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below, subject to the discretionary power to cumulate votes. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as management may propose. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

     The seven candidates receiving the highest number of affirmative votes cast at the meeting will be elected directors of the Company.

                       THE BOARD OF DIRECTORS RECOMMENDS
                     A VOTE IN FAVOR OF EACH NAMED NOMINEE.

NOMINEES

     The names of the nominees and certain information about them are set forth below:

    NAME                           AGE                    PRINCIPAL OCCUPATION
    -----------------------------  ---   ------------------------------------------------------
    Stuart W. Clifton............  52    Chairman of the Board, President and Chief Executive
                                         Officer
    Norman R. Farquhar...........  51    Executive Vice President, Chief Financial Officer and
                                         Director
    Nathan W. Bell...............  37    General Partner of Pacific Private Capital
    Tony N. Domit................  59    President and Chief Executive Officer of Document
                                         Sciences Corporation
    William P. Foley II..........  52    Chairman of the Board and Chief Executive Officer of
                                         CKE Restaurants, Inc.; Chairman of the Board and Chief
                                         Executive Officer of Fidelity National Financial, Inc.
    Ronald S. Parker.............  52    Chairman of the Board of Parker, Mulcahy & Associates
    Roy Thiele-Sardina...........  37    Vice President, Corporate Development of Shomiti
                                         Systems, Inc.

     Stuart W. Clifton has served as President, Chief Executive Officer and as Chairman of the Board of Directors since January 1987. Between 1971 and 1986, Mr. Clifton held various management positions at Triad Systems Corporation, a vertical distribution software company, in which he was involved from its inception, most recently as Executive Vice President and General Manager.

     Norman R. Farquhar has served as Executive Vice President and Chief Financial Officer since February 1996 and as a director of the Company since August 1995. From April 1993 to December 1995, Mr. Farquhar served as Senior Vice President, Chief Financial Officer and Secretary of Wonderware Corporation, a manufacturer of software for the industrial automation industry. From December 1991 to April 1993, he was Vice President of Finance and Chief Financial Officer of MTI Technology Corporation, a developer of system-managed storage solutions. From November 1987 to December 1991, he was Senior Vice President and Chief Financial Officer of Amperif Corporation, a manufacturer of cache-based data storage subsystems.

     Nathan W. Bell has served as a director of the Company since April 1995. Mr. Bell is a founding general partner of Pacific Private Capital ("PPC"), the general partner of Pacific Mezzanine Fund, L.P. ("PMF"), an investment firm formed in March 1994. Mr. Bell currently serves as a director and the Chief Executive Officer of Kleer Vu Plastics Corporation, a manufacturer of photograph albums. From January 1990 to March 1994, Mr. Bell was the managing director of BW Capital Corporation, an investment firm.

     Tony N. Domit has served as a director of the Company since February 1997. Mr. Domit has served as President and Chief Executive Officer of Document Sciences Corporation, a manufacturer of document automation software and a subsidiary of Xerox, since its inception in 1991. Prior to 1991, Mr. Domit was employed by Xerox for twenty-two years where he held various vice presidential and chief engineering positions. Mr. Domit is a member of the Cal Poly (San Luis Obispo) School of Engineering Dean's Advisory Council, a member of the board of directors of Cal Poly's Alumni Association and a member of the Southern California Technical Entrepreneurs Network, The San Diego Software Forum and The Software Council of Southern California.

     William P. Foley II has served as a director of the Company since April 1997. Mr. Foley has been Chief Executive Officer of CKE Restaurants, Inc., a Company engaged primarily in the food service industry ("CKE"), since October 1994 and Chairman of the Board of CKE since March 1994. Since 1981, Mr. Foley has been Chairman of the Board, President (until January 1995) and Chief Executive Officer of Fidelity National Financial, Inc., a company engaged in title insurance and related services. Mr. Foley is also a member of the board of directors of Rally's Hamburgers, Inc., Checkers Drive-In Restaurants, Inc., and Micro General Corporation.

     Ronald S. Parker has served as a director of the Company since July 1994. Mr. Parker has served as Chairman of the Board of Parker, Mulcahy & Associates ("PMA"), an investment firm, since May 1992. From March 1991 to April 1992, he was Executive Vice President, Corporate Banking Group, of Security Pacific Bank in Los Angeles. From January 1984 to March 1991, he was Executive Vice President, Corporate Banking Group, of Wells Fargo Bank in Los Angeles. He also serves as a director of CU Bancorp, California United Bank, USC Norris Cancer Center Development Board, Peninsula Trading Co. and The Alliance Automotive Group, LLC.

     Roy Thiele-Sardina has served as a director of the Company since February 1997. Mr. Thiele-Sardina joined Shomiti Systems, Inc., a supplier of land analyzers and probe technology, as Vice President, Corporate Development in April 1997. From January 1996 to March 1997, Mr. Thiele-Sardina served as Vice-President, Sales & Business Development of Brocade Communications Systems, Inc., a GigaBit fibre-channel networking company. From July 1995 to January 1996, Mr. Thiele-Sardina served as Vice-President, Sales & Business Development of CommVision Corporation, Inc., a venture-backed remote access server company. Prior July 1995, Mr. Thiele-Sardina was employed by Sun Microsystems, Inc. for ten years where he held various management and sales positions, most recently Director, Corporate Development.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 1996 the Board of Directors held ten meetings. The Board has an Audit Committee and a Compensation Committee.

     The Audit Committee meets with the Company's independent auditors at least annually to review the results of the annual audit and discuss the financial statements, recommends to the Board the independent auditors to be retained, and receives and considers the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee met one time during 1996. During 1996, the Audit Committee was composed of three non-employee directors, Messrs. Finis F. Conner, Parker and Farquhar until February 1996 when Mr. Farquhar resigned from the Audit Committee and became an executive officer of the Company. Upon Mr. Farquhar's resignation, the Board reconstituted such committee as a two-member committee which consisted of Messrs. Conner and Parker. Messrs. Bell and Domit were appointed to such committee as successors to Messrs. Conner and Parker in February 1997.

     The Compensation Committee makes recommendations concerning salaries and incentive compensation, awards stock options to employees and consultants under the Company's stock option plan and otherwise determines compensation levels and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee met four times during 1996. During 1996, the Compensation Committee was composed of three non-employee directors, Messrs. Conner, Parker and Farquhar until February 1, 1996 when Mr. Farquhar resigned from the Compensation Committee and became an executive officer of the Company. The Board reconstituted such committee as a two-member committee consisting of Messrs. Conner and Parker following Mr. Farquhar's resignation, and again as a three-member committee consisting of Messrs. Domit, Parker and Thiele-Sardina in February 1997.

     During the fiscal year ended December 31, 1996, each of the directors attended 75% or more of the meetings of the Board held during the period for which he was a director and each of the directors who was a member of the Audit Committee and the Compensation Committee attended 75% or more of the committee meetings held during the period for which he was a committee member.

                                   PROPOSAL 2

               APPROVAL OF 1995 EQUITY INCENTIVE PLAN, AS AMENDED

     In October 1995 the Board of Directors adopted, and the shareholders subsequently approved, the 1995 Equity Incentive Plan (the "Incentive Plan"), which became effective upon the completion of the Company's initial public offering, as an amendment and restatement of the Company's 1987 Stock Option Plan.

     As of January 31, 1997, 1,650,000 shares of Common Stock were authorized for issuance under the Incentive Plan. At January 31, 1997, options (net of cancelled or expired options) covering an aggregate of 1,353,310 shares of the Company's Common Stock had been granted under the Incentive Plan, and only 296,690 shares (plus any shares that might in the future be returned to the plan as a result of cancellations or expiration of options) remained available for future grant under the Incentive Plan.

     In February 1997, the Board approved an amendment to the Incentive Plan, subject to shareholder approval, to enhance the flexibility of the Board and the Compensation Committee in granting stock options to the Company's employees. The amendment increases the number of shares authorized for issuance under the Incentive Plan from a total of 1,650,000 to 2,450,000 shares, and includes certain changes designed to address recent changes in applicable securities laws and regulations. The Board adopted this amendment to ensure that the Company can continue to grant stock options to employees at levels determined appropriate by the Board and the Compensation Committee. At March 31, 1997, options (net of cancelled or expired options) covering an aggregate of 1,349,997 shares of the Company's Common Stock had been granted under the Incentive Plan.

     Shareholders are requested in this Proposal 2 to approve the Incentive Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Incentive Plan, as amended. In order to take advantage of the exemption contained in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 (the "1934 Act"), for purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 2

     The essential features of the Incentive Plan are as follows:

GENERAL

     The Incentive Plan provides for the grant or issuance of incentive stock options to employees of the Company and nonstatutory stock options, restricted stock purchase awards, stock bonuses and stock appreciation rights to consultants, employees, officers and employee directors of the Company. Incentive stock options granted under the Incentive Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of the various awards included in the Incentive Plan.

PURPOSE

     The Incentive Plan was adopted to provide a means by which selected officers and employees of and consultants to the Company and its affiliates could be given an opportunity to receive stock in the Company, to assist in retaining the services of employees holding key positions, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of the Company.

ADMINISTRATION

     The Incentive Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Incentive Plan and, subject to the provisions of the Incentive Plan, to determine the persons to whom and the dates on which awards will be granted, what type of award will be granted, the number of shares to be subject to each award, the time or times during the term of each award within which all or a portion of such award may be exercised, the exercise price, the type of consideration and other terms of the award. The Board of Directors is authorized to delegate administration of the Incentive Plan to a committee composed of not fewer than two members of the Board. The Board has delegated administration of the Incentive Plan to the Compensation Committee of the Board. As used herein with respect to the Incentive Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

ELIGIBILITY

     Incentive stock options and stock appreciation rights appurtenant thereto may be granted under the Incentive Plan only to employees of the Company and its affiliates. Directors, consultants and employees are eligible to receive awards other than incentive stock options and stock appreciation rights under the Incentive Plan. Directors who are not salaried employees of or consultants to the Company or to any affiliate of the Company are not eligible to participate in the Incentive Plan.

     No option may be granted under the Incentive Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of the Company or any affiliate of the Company, unless the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and the term of the option does not exceed five years from the date of grant. For incentive stock options granted under the Incentive Plan, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which such options are exercisable for the first time by an optionee during any calendar year (under all such plans of the Company and its affiliates) may not exceed $100,000.

STOCK SUBJECT TO THE INCENTIVE PLAN

     If awards granted under the Incentive Plan expire or otherwise terminate without being exercised, the Common Stock not purchased pursuant to such awards again becomes available for issuance under the Incentive Plan.

TERMS OF OPTIONS

     The following is a description of the permissible terms of options under the Incentive Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

     Exercise Price; Payment. The exercise price of incentive stock options under the Incentive Plan may not be less than the fair market value of the Common Stock subject to the option on the date of the option grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options under the Incentive Plan is determined by the Board.

     In the event of a decline in the value of the Company's Common Stock, the Board has the authority to offer employees the opportunity to replace outstanding higher priced options, whether incentive or nonstatutory, and/or stock appreciation rights with new lower priced options and/or stock appreciation rights. The Board also has the authority to include as part of an option agreement a provision entitling the optionee to a further option in the event that the optionee exercises his or her option by surrendering other shares of Common Stock as payment of the exercise price.

     The exercise price of options granted under the Incentive Plan must be paid either: (a) in cash at the time the option is exercised; (b) at the discretion of the Board, (i) by delivery of other Common Stock of the Company or (ii) pursuant to a deferred payment arrangement; or (c) in any other form of legal consideration acceptable to the Board.

     Option Exercise. Options granted under the Incentive Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by options granted under the Incentive Plan generally vest over a four-year period with 25% vesting one year from the date of grant and the remaining shares vesting in 36 equal monthly installments thereafter. Shares covered by options granted in the future under the Incentive Plan may be subject to different vesting terms than those terms under the Incentive Plan. The Board has the power to accelerate the time during which an option may be exercised. In addition, options granted under the Incentive Plan may permit exercise prior to vesting, but in such event the optionee may be required to enter into an early exercise stock purchase agreement that allows the Company to repurchase shares not yet vested at their exercise price should the optionee leave the employ of the Company before vesting. To the extent provided by the terms of an option, an optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing the Company to withhold a portion of the stock otherwise issuable to the optionee, by delivering alreadyowned stock of the Company or by a combination of these means.

     Term. The maximum term of options under the Incentive Plan is 10 years, except that in certain cases (see "Eligibility") the maximum term is five years. Options under the Incentive Plan terminate three months after the optionee ceases to be employed by the Company or any affiliate of the Company or, if such optionee is not an employee of the Company, six months after the optionee ceases to be a director of or consultant to the Company or any affiliate of the Company, unless (a) the termination of the optionee's relationship to the Company is due to such person's permanent and total disability (as defined in the Code), in which case the option may, but need not, provide that it may be exercised at any time within 12 months of such termination; (b) the optionee dies while employed by, or acting as a director of or consultant to, the Company or any affiliate of the Company, or within three months after termination of such employment, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the optionee's death) within 12 months of the optionee's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (c) the option by its terms specifically provides otherwise. Individual options by their terms may provide for exercise within a longer period of time following termination of employment or the consulting relationship. The option term may also be extended in the event that exercise of the option within these periods is prohibited for specified reasons.

TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK

     Purchase Price; Payment. The purchase price under each stock purchase agreement will be determined by the Board. The purchase price of stock pursuant to a stock purchase agreement must be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board in its discretion. Eligible participants may be awarded stock pursuant to a stock bonus agreement in consideration of past services actually rendered to the Company or for its benefit.

     Repurchase. Shares of Common Stock sold or awarded under the Incentive Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule determined by the Board. In the event a person ceases to be an employee of or ceases to serve as a director of or consultant to the Company or an affiliate of the Company, the Company may repurchase or otherwise reacquire any or all of the shares of the Common Stock held by that person that have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

STOCK APPRECIATION RIGHTS

     The Board may grant stock appreciation rights to employees or directors of, or consultants to, the Company or its affiliates. The Incentive Plan authorizes three types of stock appreciation rights.

     Tandem Stock Appreciation Rights. Tandem stock appreciation rights are tied to an underlying option and require the holder to elect whether to exercise the underlying option or to surrender the option for an appreciation distribution equal to the market price of the vested shares purchasable under the surrendered option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of tandem stock appreciation rights may, at the Board's discretion, be made in cash or in an equivalent number of shares of Common Stock.

     Concurrent Stock Appreciation Rights. Concurrent stock appreciation rights are tied to an underlying option and are exercised automatically at the same time the underlying option is exercised. The holder receives an appreciation distribution equal to the market price of the vested shares purchased under the option less the aggregate exercise price payable for such shares. Appreciation distributions payable upon exercise of concurrent stock appreciation rights may, at the Board discretion, be made in cash or in an equivalent number of shares of Common Stock.

     Independent Stock Appreciation Rights. Independent stock appreciation rights are granted independently of any option and entitle the holder to receive upon exercise an appreciation distribution equal to the market price of a number of shares equal to the number of share equivalents to which the holder is vested under the independent stock appreciation right less the fair market value of such number of shares of stock on the date of grant of the independent stock appreciation rights. Appreciation distributions payable upon exercise of independent stock appreciation rights may, at the Board's discretion, be made in cash or in an equivalent number of shares of Common Stock.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Incentive Plan or subject to any award granted under the Incentive Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Incentive Plan and awards outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding awards.

EFFECT OF CERTAIN CORPORATE EVENTS

     The Incentive Plan provides that, in the event of a dissolution or liquidation of the Company, specified type of merger or other corporate reorganization, to the extent permitted by law, any surviving corporation will be required to either assume awards outstanding under the Incentive Plan or substitute similar awards for those outstanding under such plan, or such outstanding awards will continue in full force and effect. In the event that any surviving corporation declines to assume or continue awards outstanding under the Incentive Plan, or to substitute similar awards, then the time during which such awards may be exercised will be accelerated and the awards terminated if not exercised during such time. The acceleration of an award in the event of an acquisition or similar corporate event may be viewed as an antitakeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of the Company.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Incentive Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Incentive Plan will terminate on October 4, 2005.

     The Board may also amend the Incentive Plan at any time or from time to time. However, no amendment will be effective unless approved by the shareholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (a) modify the requirements as to eligibility for participation (to the extent such modification requires shareholders approval in order for the Plan to satisfy Section 422 of the Code, if applicable, or Rule 16b-3 under the 1934 Act); (b) increase the number of shares reserved for issuance upon exercise of options; or (c) change any other provision of the Plan in any other way if such modification requires shareholder approval in order to comply with Rule 16b-3 or satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Incentive Plan for shareholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

RESTRICTIONS ON TRANSFER

     Under the Incentive Plan, an incentive stock option may not be transferred by the optionee otherwise than by will or by the laws of descent and distribution and, during the lifetime of an optionee, an option may be exercised only by the optionee. A nonstatutory stock option may not be transferred except by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order." In any case, an optionee may designate in writing a third party who may exercise the option in the event of the optionee's death. No rights under a stock bonus or restricted stock purchase agreement are transferable except where required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement. A tandem stock appreciation right or concurrent stock appreciation right may be transferred only by the method(s) applicable to the underlying option. In addition, any shares subject to repurchase by the Company under an early exercise stock purchase agreement may be subject to restrictions on transfer which the Board deems appropriate.

FEDERAL INCOME TAX INFORMATION

     The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the grant and exercise of awards under the Incentive Plan, does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside.

     Incentive Stock Options. Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

     There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

     If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Long-term capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the 1934 Act.

     To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

     Nonstatutory Stock Options. Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

     There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the 1934 Act.

     Restricted Stock and Stock Bonuses. Restricted stock and stock bonuses granted under the Incentive Plan generally have the following federal income tax consequences:

     Upon acquisition of stock under a restricted stock or stock bonus award, the recipient normally will recognize taxable ordinary income equal to the excess of the stock's fair market value over the purchase price, if any. However, to the extent the stock is subject to certain types of vesting restrictions, the taxable event will be delayed until the vesting restrictions lapse unless the recipient elects to be taxed on receipt of the stock. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the recipient. Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock, if any, plus any amount recognized as ordinary income upon acquisition (or vesting) of the stock. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year from the date ordinary income is measured. Slightly different rules may apply to persons who acquire stock subject to forfeiture under Section 16(b) of the 1934 Act.

     Stock Appreciation Rights. No taxable income is realized upon the receipt of a stock appreciation right, but upon exercise of the stock appreciation right the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. Generally, with respect to employees, the Company is required to withhold from the payment made on exercise of the stock appreciation right or from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will be entitled to a business expense deduction equal to the taxable ordinary income recognized by the recipient.

     Potential Limitation on Company Deductions. As part of the Omnibus Budget Reconciliation Act of 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to awards under the Incentive Plan, when combined with all other types of compensation received by a covered employee from the Company, may cause this limitation to be exceeded in any particular year.

     Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Treasury regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee comprised solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which the option may be granted during a specified period, the peremployee limitation is approved by the shareholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by shareholders.

     The following table presents certain information with respect to options granted under the Incentive Plan during the fiscal year ended December 31, 1996 to (i) the Named Executive Officers (as defined below), (ii) all executive officers as a group and (iii) all non-executive officer employees as a group. No non-employee directors have been authorized to receive grants under the Incentive Plan.

                               NEW PLAN BENEFITS

                                                                    1995 EQUITY INCENTIVE PLAN
                                                            ------------------------------------------
                                                                              NUMBER OF SHARES SUBJECT
                    NAME AND POSITION                       DOLLAR VALUE(1)      TO OPTIONS GRANTED
----------------------------------------------------------  ---------------   ------------------------
Norman R. Farquhar........................................    $ 1,493,438              135,000
  Executive Vice President, Chief                             $   772,500               30,000
  Financial Officer and Director
All Executive Officers as a Group.........................    $ 2,265,938              165,000
All Non-Executive Officer Employees
  as a Group..............................................    $ 9,021,950              429,950

---------------
(1) Exercise price multiplied by the number of shares underlying the option(s).

                                   PROPOSAL 3

         APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

     In September 1995, the Board of Directors adopted, and the shareholders subsequently approved, the 1995 Employee Stock Purchase Plan (the "Purchase Plan"), authorizing the issuance of 150,000 shares of the Company's Common Stock. The Purchase Plan provides a means by which employees of the Company and its affiliates may purchase Common Stock of the Company at a discount through accumulated payroll deductions. At January 31, 1997, an aggregate of 129,445 shares had been issued under the Purchase Plan, and only 20,555 shares remained for the grant of future rights under the Purchase Plan. In February 1997, the Board adopted an amendment to the Purchase Plan, subject to shareholder approval, to increase the aggregate number of shares authorized for issuance under the Purchase Plan to 300,000 shares. At March 31, 1997, there remained an aggregate of 129,445 shares available for grant under the Purchase Plan.

     Shareholders are requested in this Proposal 3 to approve the Purchase Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Purchase Plan, as amended. In order to take advantage of the exemption contained in Rule 16b-3 promulgated by the SEC, for purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 3

     The essential features of the Purchase Plan, as amended, are outlined below:

PURPOSE

     The purpose of the Purchase Plan is to assist the Company in retaining the services of its employees, to secure and retain the services of new employees and to provide incentives for such persons to exert maximum efforts for the success of the Company. As of March 31, 1997, approximately 499 of the Company's 554 employees are eligible to participate in the Purchase Plan.

     The rights to purchase Common Stock granted under the Purchase Plan are intended to qualify as options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

ADMINISTRATION

     The Purchase Plan is administered by the Board of Directors of the Company. The Board has the power to construe and interpret the Purchase Plan and, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase Common Stock will be granted, to determine the provisions of each offering of such rights, and to designate which affiliates of the Company shall be eligible to participate in the Purchase Plan. The Board of Directors is authorized to delegate administration of the Purchase Plan to a committee composed of not fewer than two members of the Board. The Board may abolish any such committee at any time and revest in the Board the administration of the Purchase Plan. The Board has delegated administration of the Purchase Plan to the Compensation Committee of the Board. As used herein with respect to the Purchase Plan, the "Board" refers to the Compensation Committee as well as to the Board of Directors itself.

OFFERINGS

     Under the Purchase Plan, the Board may provide for the grant of rights to purchase Common Stock to eligible employees (an "Offering") on a date or dates to be selected by the Board. The Board authorized the first Offering beginning October 26, 1995, the effective date of the Company's initial public offering, and extending until July 31, 1997. Subsequent Offerings will commence on August 1 every two years, beginning with calendar year 1997 and will end on the day prior to the second anniversary of the date the Offering commences.

ELIGIBILITY

     Rights to purchase stock may be granted under the Purchase Plan only to employees of the Company and its affiliates who are employed by the Company or its designated affiliates on the date an offering commences, and whose customary employment with the Company or its affiliates is at least 20 hours per week and at least five months per calendar year, unless otherwise determined by the Board. The Board may provide that if an employee becomes eligible to participate in the Purchase Plan during the course of an Offering, the employee may receive a right under that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, except that (i) the date on which the right is granted shall be the offering date for all purposes, including the determination of the exercise price, (ii) the period of the Offering for such right shall begin on its offering date and end coincident with the end of such Offering, and (iii) the Board may provide that if a person becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering. Officers of the Company shall be eligible to participate in Offerings, although the Board may provide that certain highly compensated employees shall not be eligible to participate.

     Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the Purchase Plan if, immediately after such grant, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted rights that would permit him to buy more than $25,000 worth of stock (determined at the fair market value of the shares at the time such rights are granted) under all employee stock purchase plans of the Company in any calendar year.

TERMS OF RIGHTS

     The following is a description of the terms of rights granted under the Purchase Plan.

     Rights; Purchase Price. On each date an Offering commences (the "Offering Date"), each eligible employee shall be granted the right to purchase the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board not exceeding 15% of such employee's earnings during the period which begins on the Offering Date and ends on a designated date not in excess of 27 months after the Offering Date. In connection with each Offering, the Board shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees. If an Offering contains more than one exercise date, the Board may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given exercise date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board will make a pro rata allocation of the shares available in as nearly a uniform manner as practicable and as the Board deems equitable.

     The purchase price of stock acquired pursuant to rights granted under the Purchase Plan will not be less than the lesser of (i) an amount equal to 85% of the fair market value of the stock on the Offering Date, or (ii) an amount equal to 85% of the fair market value of the stock on the exercise date.

     Transferability. Rights granted under the Purchase Plan are nontransferable and may be exercised only by the person to whom such rights are granted.

     Exercise. On each exercise date, a participant's accumulated payroll deductions and any other additional permitted payments (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Purchase Plan, at the purchase price specified in the Offering. No fractional shares will be issued upon the exercise of rights granted under the Purchase Plan. Any accumulated payroll deductions remaining in a participant's account after the purchase of the number of whole shares purchasable at the purchase price specified in the Offering in an amount less than is required to purchase one whole share will be held in the participant's account for the purchase of shares under the next Offering under the Purchase Plan, unless the participant withdraws from the next Offering or is no longer eligible to be granted rights under the Purchase Plan, in which case such amount shall be distributed to the participant after the final exercise date, without interest. Any accumulated payroll deductions remaining in a participant's account after such purchase in an amount greater than that required to purchase one share will be distributed to the participant without interest.

PARTICIPATION, WITHDRAWAL AND TERMINATION

     An eligible employee may become a participant in an Offering by delivering a participation agreement to the Company authorizing payroll deductions of up to the maximum percentage of such employee's earnings during the Offering, as specified by the Board. Payroll deductions made for a participant shall be credited to an account for such participant under the Purchase Plan and deposited with the general funds of the Company. A participant may reduce, increase or begin payroll deductions after the beginning of any purchase period only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the purchase period.

     A participant may terminate payroll deductions under the Purchase Plan and withdraw from an Offering at any time during the Offering by delivering to the Company a notice of withdrawal. Upon such withdrawal, the Company will distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the participant) under the Offering, without interest, and the participant's interest in that Offering will be automatically terminated. Such withdrawal will have no effect upon such participant's eligibility to participate in any other Offerings under the Purchase Plan, but the participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings.

     Rights granted under the Purchase Plan will terminate immediately upon cessation of a participating employee's employment, and the Company shall distribute to such employee all of his or her accumulated payroll deductions (reduced to the extent such deductions have been used to acquire stock for the terminated employee) without interest.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Purchase Plan or subject to any rights granted under the Purchase Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Purchase Plan and rights outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding rights.

     In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation, a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or any other capital reorganization in which more than 50% of the shares of the Company entitled to vote are exchanged, then as determined by the Board in its sole discretion, the successor corporation may assume such outstanding rights or substitute similar rights, such rights may continue in full force and effect, or participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

DURATION, AMENDMENT AND TERMINATION

     The Board may suspend or terminate the Purchase Plan without shareholder approval or ratification at any time or from time to time. Unless sooner terminated, the Purchase Plan will terminate on September 12, 2005.

     The Board may also amend the Purchase Plan at any time or from time to time. However, no amendment shall be effective unless approved by the shareholders of the Company within 12 months before or after its adoption by the Board if the amendment would: (i) modify the provisions as to eligibility for participation (to the extent such modification requires shareholder approval in order for the Purchase Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 of the 1934 Act); (ii) increase the number of shares reserved for rights; or (iii) modify the Purchase Plan in any other way if such modification requires shareholder approval in order for the Purchase Plan to satisfy the requirements of Section 423 of the Code or to comply with the requirements of Rule 16b-3 of the 1934 Act.

FEDERAL INCOME TAX INFORMATION

     The following is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the rights granted under the Purchase Plan, does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which a participant may reside.

     Rights granted under the Purchase Plan are intended to qualify for favorable federal tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code. A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, no income will be taxable to a participant until disposition of the shares acquired, and the method of taxation will depend upon the holding period of the purchased shares.

     If the stock is disposed of at least two years after the beginning of the offering period and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the exercise price or (ii) the excess of the fair market value of the stock as of the beginning of the offering period over the exercise price (determined as of the beginning of the offering period) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is currently 28% while the maximum ordinary income rate is effectively 39.6% at the present time.

     If the stock is sold or disposed of before the expiration of either of the holding periods described above, then the excess of the fair market value of the stock on the exercise date over the exercise price generally will be treated as ordinary income at the time of such disposition, and the Company may, in the future, be required to withhold income taxes relating to such ordinary income from other payments made to the participant. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sales price and the fair market value of the stock on such exercise date. Any capital gain or loss realized by a participant upon the disposition of stock acquired under the Purchase Plan will be long-term or short-term depending on whether the stock has been held for more than one year.

     There are no federal income tax consequences to the Company by reason of the grant or exercise of rights under the Purchase Plan. The Company is entitled to a deduction to the extent amounts are taxed as ordinary income to a participant (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation).

     The following table presents certain information with respect to shares purchased under the Purchase Plan during the fiscal year ended December 31, 1996 by (i) the Named Executive Officers (as defined below), (ii) all executive officers as a group and (iii) all non-executive officer employees as a group. Non-employee directors are not eligible to purchase shares under the Purchase Plan.

                               NEW PLAN BENEFITS

                                                              1995 EMPLOYEE STOCK PURCHASE PLAN
                                                              ----------------------------------
                                                                                NUMBER OF SHARES
    NAME AND POSITION                                         DOLLAR VALUE(1)      PURCHASED
    --------------------------------------------------------  ---------------   ----------------
    Norman R. Farquhar......................................    $    26,367           1,551
    Rick E. Russo...........................................    $     5,708             516
                                                                $    14,960             880
    All Executive Officers as a Group.......................    $    47,035           2,947
    All Non-Executive Officer Employees as a Group..........    $ 1,112,884          76,445

---------------
(1) Fair market value on the date of purchase multiplied by the number of shares purchased.

                                   PROPOSAL 4

   APPROVAL OF THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN, AS AMENDED

     In September 1995, the Board of Directors adopted, and the shareholders subsequently approved, the 1995 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). As of March 14, 1997, options to purchase 55,000 shares of Common Stock had been granted under the Directors' Plan. During the fiscal year ended December 31, 1996, under the Directors' Plan, the Company granted to all directors who were not officers of the Company at the time of grant, as a group, options to purchase 15,000 shares at an exercise price of $18.25 per share.

     In May 1996, the Board approved an amendment to the Directors' Plan, subject to shareholder approval, to provide that all options granted under the Directors' Plan subsequent to the 1996 Annual Meeting of Shareholders become exercisable in installments over a period of three years from the date of grant as follows: one-twelfth (1/12) of the shares shall vest on the date three months after the date of grant, and one thirty-sixth (1/36) of the shares shall vest each month thereafter. Options previously granted under the Directors' Plan become exercisable in installments over a period of four years from the date of grant as follows: one-sixteenth (1/16) of the shares vest on the date three months after the date of grant, and one forty-eighth (1/48) of the shares vest each month thereafter.

     In April 1997, the Board approved an amendment to the Directors' Plan, subject to shareholder approval, to increase the number of shares authorized for issuance under such plan from a total of 75,000 to 150,000 shares, in order to ensure that the Directors' Plan has sufficient shares reserved to allow for future automatic grants under such plan.

     Shareholders are requested in this Proposal 4 to approve the Directors' Plan, as amended. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to approve the Directors' Plan, as amended. In order to take advantage of the exemption contained in Rule 16b-3 promulgated by the SEC, for purposes of this vote, abstentions will be counted toward the tabulation of votes counted and will have the same effect as negative votes, while broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

                       THE BOARD OF DIRECTORS RECOMMENDS
                         A VOTE IN FAVOR OF PROPOSAL 4

     The essential features of the Directors' Plan are as follows:

GENERAL

     The Directors' Plan provides for the automatic grant of nonstatutory stock options to purchase shares of Common Stock to Non-Employee Directors (as defined below) of the Company. Subject to shareholder approval of this Proposal 4, the maximum number of shares of Common Stock that may be issued pursuant to options granted under the Directors' Plan is 150,000. Options granted under the Directors' Plan are not intended to qualify as incentive stock options, as defined under Section 422 of the Code.

PURPOSE

     The purpose of the Directors' Plan is to attract and retain the services of persons capable of serving as NonEmployee Directors on the Board of Directors and to provide incentives for such persons to exert maximum efforts to promote the success of the Company.

ADMINISTRATION

     The Directors' Plan is administered by the Board of Directors of the Company. The Board of Directors has the final power to construe and interpret the Directors' Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board of Directors is authorized to delegate administration of the Directors' Plan to a committee of not fewer than two members of the Board. The Board of Directors does not presently contemplate delegating administration of the Directors' Plan to any committee of the Board of Directors.

ELIGIBILITY

     The Directors' Plan provides that options may be granted only to Non-Employee Directors of the Company who are Eligible Directors. A "Non-Employee Director" is defined in the Directors' Plan as a director of the Company or any of its affiliates who is not otherwise an employee of the Company or any affiliate. "Eligible Directors" are defined in the Directors' Plan as all Non-Employee Directors of the Company serving as members of the Board from time to time after the effectiveness of the Company's initial public offering; provided, however, that any Non-Employee Director whose membership on the Board of Directors commenced prior to the Company's initial public offering pursuant to a capital investment in the Company by an entity which such Non-Employee Director represents shall become an Eligible Director only if and when he or she is elected as a Non-Employee Director by the shareholders of the Company after such initial public offering.

     Option grants under the Directors' Plan are non-discretionary. Each person who, after the effectiveness of the Company's Registration Statement filed in connection with the Company's initial public offering, for the first time becomes an Eligible Director shall be granted upon the date of his or her initial election to be a Non-Employee Director by the Board or shareholders of the Company, an option to purchase 20,000 shares of Common Stock. In addition, on the date of the annual meeting of shareholders each year, each Eligible Director who is not elected a director for the first time at such meeting shall be granted an option to purchase 5,000 shares of Common Stock.

TERMS OF OPTIONS

     Each option under the Directors' Plan is subject to the following terms and conditions:

     Option Exercise. Under the Directors' Plan, as amended, options granted become exercisable in installments over a period of three years from the date of grant as follows: one-twelfth (1/12) of the shares will vest on the date three months after the date of grant and one thirty-sixth (1/36) of the shares shall vest each month thereafter. Options granted under the Directors' Plan prior to such amendment become exercisable in installments over a period of four years from the date of grant as follows: one-sixteenth (1/16) of the shares will vest on the date three months after the date of grant and one forty-eighth (1/48) of the shares shall vest each month thereafter. Such vesting is conditioned upon continued service as a director, employee or consultant of the Company. An option granted under the Directors' Plan may be exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and tendering payment of the purchase price to the Company.

     Exercise Price; Payment. The exercise price of options granted under the Directors' Plan shall be equal to 100% of the fair market value of the Common Stock subject to such options on the date of grant. The exercise price of options granted under the Directors' Plan may be paid in cash or by delivery of shares of Common Stock of the Company that have been held for the period required to avoid a charge to the earnings of the Company. Any shares so surrendered shall be valued at their fair market value on the date of exercise.

     Transferability; Term. Under the Directors' Plan, an option may not be transferred by the optionee, except by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order." During the lifetime of an optionee, an option may be exercised only by the optionee or transferee pursuant to such order. No option granted under the Directors' Plan is exercisable by any person after the expiration of ten years from the date the option is granted.

     Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Directors' Plan as may be determined by the Board of Directors.

ADJUSTMENT PROVISIONS

     If there is any change in the stock subject to the Directors' Plan or subject to any option granted under the Directors' Plan (through merger, consolidation, reorganization recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating, dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Directors' Plan and options outstanding thereunder will be appropriately adjusted as to the class and the maximum number of shares subject to such plan and the class, number of shares and price per share of stock subject to such outstanding options.

     In the event of a dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation or a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger were converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or any other capital reorganization after which less than 50% of the outstanding voting shares of the new or continuing corporation are owned by shareholders of the Company immediately before such transactions, then to the extent permitted by applicable law, the time during which such options may be exercised shall be accelerated, and the options terminated if not exercised prior to such event.

DURATION, AMENDMENT AND TERMINATION

     The Board of Directors may amend, suspend or terminate the Directors' Plan at any time or from time to time; provided, however, that the Board may not amend the Directors' Plan with respect to the amount, price or timing of grants more often than once every six months. No amendment will be effective unless approved by the shareholders of the Company within twelve months before or after its adoption by the Board if the amendment would: (i) increase the number of shares reserved for options under the Directors' Plan; (ii) modify the requirements as to eligibility for participation in the Directors' Plan (to the extent such modification requires shareholder approval in order for the Plan to comply with the requirements of Rule

16b-3; or (iii) modify the Directors' Plan in any other way if such modification requires shareholder approval in order for the Directors' Plan to meet the requirements of Rule 16b-3. Unless sooner terminated, the Directors' Plan will terminate on October 26, 2005.

FEDERAL INCOME TAX INFORMATION

     Stock options granted under the Directors' Plan are subject to federal income tax treatment pursuant to rules governing options that are not incentive stock options.

     The following is only a summary of the effect of federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Directors' Plan, does not purport to be complete and does not discuss the income tax laws of any state or foreign country in which an optionee may reside.

     Options granted under the Directors' Plan are nonstatutory options. There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the 1934 Act.

                                   PROPOSAL 5

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     Shareholder ratification of the selection of Ernst & Young LLP as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the selection of Ernst & Young LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

     The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP.

                       THE BOARD OF DIRECTORS RECOMMENDS

                         A VOTE IN FAVOR OF PROPOSAL 5.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the ownership of the Company's Common Stock as of March 14, 1997 by: (i) each of the executive officers named in the Summary Compensation Table; (ii) each director; (iii) all those known by the Company to be beneficial owners of more than five percent of its Common Stock; and (iv) all executive officers and directors of the Company as a group.

                                                                     BENEFICIAL OWNERSHIP (1)
                                                                     ------------------------
                                                                     NUMBER OF     PERCENT OF
    BENEFICIAL OWNER                                                  SHARES         TOTAL
    ---------------------------------------------------------------  ---------     ----------
    Stuart W. Clifton(2)(3)........................................  1,081,882        10.71%
    Norman R. Farquhar(3)(4).......................................     66,932            *
    Robert W. Brandel(3)...........................................    417,185         4.14%
    Mark S. Howlett(5).............................................    310,456         3.08%
    Rick E. Russo(6)...............................................     23,332            *
    Nathan W. Bell (7).............................................    388,556         3.85%
    Tony N. Domit(8)...............................................      1,666            *
    William P. Foley II(9).........................................    290,000         2.88%
    Ronald S. Parker(10)...........................................    199,000         1.97%
    Roy Thiele-Sardina(8)..........................................      1,666            *
    DataWorks Corporation Employee Stock Ownership Plan............    899,491         8.92%
    Pacific Mezzanine Fund, L.P.(11)
      2200 Powell Street, Suite 1250
      Emeryville, CA 94608.........................................    378,555         3.75%
                                                                     ---------        -----
   All executive officers and directors as a group (10
      persons)(12).................................................  2,780,675        27.28%

---------------
  *  Less than one percent.

 (1) This table is based upon information supplied by officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the shareholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 10,083,112 shares outstanding on March 14, 1997, adjusted as required by rules promulgated by the Securities and Exchange Commission (the "SEC"). Except as set forth above, the address of each person set forth above is the address of the Company appearing elsewhere herein.

 (2) Includes 15,833 shares subject to options exercisable within 60 days of March 14, 1997.

 (3) Excludes 899,491 shares beneficially owned by the DCD Employee Stock Ownership Plan (the "ESOP") for which Messrs. Clifton, Farquhar and Brandel serve as trustees. Each of such trustees disclaims beneficial ownership of the ESOP shares.

 (4) Includes 66,932 shares subject to options exercisable within 60 days of March 14, 1997.

 (5) Includes 10,555 shares subject to options exercisable within 60 days of March 14, 1997.

 (6) Includes 11,041 shares subject to options exercisable within 60 days of March 14, 1997.

 (7) Includes 69 shares issuable upon exercise of a warrant held by Mr. Bell, 3,458 shares issuable upon exercise of a warrant held by PMF and 375,097 shares held by PMF. Mr. Bell is a general partner of PPC, which is the general partner of PMF. He disclaims beneficial ownership of securities held by PMF, except to the extent of his pro rata interest therein. Includes 1,528 shares subject to options exercisable within 60 days of March 14, 1997.

 (8) Includes 1,666 shares subject to options exercisable within 60 days of March 14, 1997.

 (9) Includes 170,000 shares held by Fidelity National Title Insurance Company of New York ("Fidelity New York") and 90,000 shares held by Fidelity National Title Insurance Company ("Fidelity"). Mr. Foley is an executive officer and director of Fidelity National Financial, Inc., which is affiliated with both Fidelity New York and Fidelity. Mr. Foley disclaims beneficial ownership of all such shares held by Fidelity New York and Fidelity.

(10) Includes 85,504 shares held by PMA, of which Mr. Parker is Chairman of the Board and a majority shareholder, 93,387 shares held by DataWorks Partners IV, L.P., of which PMA is a general partner and warrants to purchase up to 8,197 shares of Common Stock. Includes 1,528 shares subject to options exercisable within 60 days of March 14, 1997.

(11) Includes 3,458 shares issuable upon exercise of a warrant held by PMF.

(12) Includes 813,988 shares held by entities affiliated with directors of the Company, 110,749 shares subject to options held by officers and directors exercisable within 60 days of March 14, 1997 and 11,724 shares issuable upon exercise of warrants held by directors and entities affiliated with directors. See note (2), notes (4) through (8) and note (10).

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                             EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     The members of the Board of Directors are not compensated for attendance at Board and Committee meetings. They are, however, eligible for reimbursement for their expenses incurred in connection with such attendance in accordance with Company policy.

     Non-employee directors are also eligible for grants of options under the Directors' Plan, as described in Proposal 4, above.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows for the fiscal years ended December 31, 1994, 1995 and 1996, certain compensation awarded or paid to, or earned by, the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company who earned more than $100,000 in the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                 ANNUAL                     LONG-TERM
                                                            COMPENSATION(1)               COMPENSATION
                                                   ----------------------------------       AWARDS(2)
                                                                               OTHER      -------------
                                                                              ANNUAL       SECURITIES        ALL OTHER
                                        FISCAL      SALARY                    COMPEN-      UNDERLYING       COMPENSATION
    NAME AND PRINCIPAL POSITION          YEAR        ($)         BONUS($)     SATION($)   OPTIONS(#)(3)        ($)(4)
------------------------------------    ------     --------      --------     -------     -------------     ------------
Stuart W. Clifton...................     1996      $272,000      $192,500          --             --          $ 14,560
  Chairman of the Board,                 1995       250,000       301,700(5)       --         30,000            14,738
  President and Chief                    1994       263,333        80,000(5)       --             --            10,008
  Executive Officer
Norman R. Farquhar..................     1996      $183,333      $ 80,000          --        165,000          $  2,213
  Executive Vice                         1995            --            --          --         19,230                --
  President, Chief                       1994            --            --          --             --                --
  Financial Officer and Director
Robert W. Brandel...................     1996      $ 53,308(6)         --     $80,000(7)          --                --
  Executive Vice                         1995            --            --          --             --                --
  President and Chief                    1994            --            --          --             --                --
  Operating Officer
Mark S. Howlett(8)..................     1996      $180,000      $ 31,500          --             --          $  6,065
  Executive Vice                         1995       240,000(9)     15,000          --         20,000             7,108
  President, Sales and                   1994       191,550(10)    50,334          --             --             2,433
  Marketing
Rick E. Russo.......................     1996      $120,000      $ 32,500          --             --          $  1,037
  Vice President,                        1995       108,250        60,000          --         38,076               388
  Finance and Secretary                  1994        59,500(11)        --          --             --               166

---------------
 (1) As permitted by rules promulgated by the SEC, no amounts are shown with respect to certain perquisites where such amounts do not exceed the lesser of 10% of the sum of the amount in the salary and bonus columns or $50,000.

 (2) None of the named executive officers held restricted stock awards as of March 15, 1997.

 (3) All options, with the exception of the grant to Mr. Farquhar of an option to purchase 19,230 shares of Common Stock, were granted under the Incentive Plan. Reference is made to Proposal 2 above for a more detailed description of option grants under the Incentive Plan.

 (4) Includes the value of excess group term life insurance premiums paid on behalf of Messrs. Clifton, Farquhar, Brandel, Howlett and Russo.

 (5) Mr. Clifton's bonus for 1995 includes, and his bonus for 1994 excludes, advances of $91,700 made in 1994 and approved by the Board as a 1995 bonus in June 1995. Mr. Clifton's bonus for 1995 includes a bonus of $210,000 for services rendered in 1995, which bonus was paid in 1996. Mr. Clifton's bonus for 1996 includes advances of $90,000 made in 1994 and approved by the Board as a 1996 bonus in February 1997.

 (6) Mr. Brandel's salary for 1996 consists of amounts earned following the Company's acquisition of DCD Corporation ("DCD") in September 1996. Mr. Brandel was paid an aggregate salary of $180,000 by DCD for the entire calendar year 1996, including the amount set forth herein. See
     "-- Employment Agreements."

 (7) Includes a retention bonus paid to Mr. Brandel pursuant to Mr. Brandel's employment agreement with DCD. See "-- Employment Agreements."

 (8) In April 1997, the Board accepted Mr. Howlett's resignation from the Company effective June 1, 1997.

 (9) Includes sales commissions in the amount of $90,000.

(10) Includes sales commissions in the amount of $23,550.

(11) Includes compensation beginning in June 1994 when Mr. Russo joined the Company.

                       STOCK OPTION GRANTS AND EXERCISES

     The Company grants options to its executive officers under its Incentive Plan. The following tables show, for the fiscal year ended December 31, 1996, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS                                 POTENTIAL
                        ----------------------------------------------------------------    REALIZABLE VALUE AT
                        NUMBER OF     % OF TOTAL                                               ASSUMED ANNUAL
                        SECURITIES     OPTIONS                                              RATES OF STOCK PRICE
                        UNDERLYING    GRANTED TO                   MARKET                       APPRECIATION
                         OPTIONS      EMPLOYEES    EXERCISE OR     VALUE                     FOR OPTION TERM(3)
                         GRANTED      IN FISCAL    BASE PRICE        ON       EXPIRATION   ----------------------
NAME                     (#)(1)        YEAR(2)       ($/SH)      GRANT DATE      DATE        5%($)      10%($)
----------------------- ---------     ----------   -----------   ----------   ----------   ---------  -----------
Norman R. Farquhar.....  135,000(4)       23%       $ 11.0625     $11.0625      1/31/06    $ 939,215  $ 2,380,155
                          30,000(4)        5%       $   25.75     $  25.75      9/26/06    $ 485,821  $ 1,231,166

---------------
(1) The options will fully vest upon a change in control of the Company as defined in the Incentive Plan unless the acquiring company assumes the options or substitutes similar options. The term of the options is generally 10 years.

(2) Based on options to purchase 594,950 shares granted to employees, including Named Executive Officers, under the Incentive Plan in fiscal 1996.

(3) Calculated on the assumption that the market value of the underlying stock increases at the stated values, compounded annually. The total appreciation of the options over their 10-year terms at 5% and 10% is 63% and 159%, respectively. These amounts do not reflect the Company's estimate or projection of future stock price performance. Actual gains, if any, are dependent on the actual future performance of the Company's Common Stock and no gain to the optionee is possible unless the stock price increases over the option term, which will benefit all shareholders.

(4) Options become exercisable over a three-year period with shares vesting in 36 equal monthly installments.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information with respect to the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1996 and the number and value of securities underlying unexercised options held by the Named Executive Officers at December 31, 1996:

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                SHARES                UNDERLYING UNEXERCISED OPTIONS    IN-THE-MONEY OPTIONS AT
                              ACQUIRED ON    VALUE      AT DECEMBER 31, 1996(#)(1)      DECEMBER 31, 1996($)(2)
                               EXERCISE     REALIZED  ------------------------------   -------------------------
NAME                              (#)         ($)       EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----------------------------  -----------   -------   ------------------------------   -------------------------
Stuart W. Clifton...........     0            N/A             11,666/ 18,334               169,449/  266,301
Norman R. Farquhar..........     0            N/A             49,795/134,435               756,567/1,544,306
Mark S. Howlett.............     0            N/A              7,777/ 12,223               120,543/  189,457
Rick E. Russo...............   4,800        $50,880           11,769/ 21,507               233,073/  440,516

---------------
(1) Includes both "in-the-money" and "out-of-the-money" options. "In-the-money" options are options with an exercise price below the fair market value of the Company's Common Stock.

(2) Fair market value of the Company's Common Stock as of December 31, 1996 ($25.25) minus the exercise price.

                             EMPLOYMENT AGREEMENTS

     Pursuant to an executive employment agreement between the Company and Stuart W. Clifton entered into in May 1994, Mr. Clifton receives an annual salary of no less than $250,000 and bonuses and equity compensation as determined by the Compensation Committee of the Board of Directors. In addition, during each quarter, the Company makes available to Mr. Clifton advances in the amount of $33,000, provided that the aggregate amount of all outstanding advances does not exceed $264,000. The advances will be repaid by deduction from any annual bonus awarded to Mr. Clifton and net proceeds from any sale of the Company's securities held by him. If the advances for any calendar year are not repaid from his annual bonus awarded for such year or from his net proceeds from sales of the Company's securities owned by him during such year, the advances will commence bearing interest on the date bonuses are determined by the Compensation Committee during such year. All outstanding advances, including interest accrued thereon, are due and payable in full five years from the effective date of the agreement. The principal amount of such advances outstanding as of December 31, 1996 was $155,300. If Mr. Clifton's employment is terminated by the Company without cause, under the agreement he is entitled to receive as severance $375,000 payable in equal monthly installments over the 12-month period following the date of termination, continued health insurance benefits and automatic forgiveness by the Company of any outstanding advances in principal sum not exceeding $198,000 and all accrued interest thereon. If Mr. Clifton's employment is terminated by the Company for cause or he resigns, all of his executive compensation will cease immediately, no severance benefits will be provided and all outstanding advances and accrued interest thereon will be automatically due and payable in full.

     Pursuant to an executive employment agreement between the Company and Mark
S. Howlett entered into in May 1994, Mr. Howlett receives an annual base salary of $150,000 and bonuses and equity compensation as determined by the Compensation Committee of the Board of Directors. If Mr. Howlett's employment is terminated without cause, under the agreement he is entitled to receive as severance $150,000 payable in equal monthly installments over the 12-month period following the date of termination, continued health insurance benefits and automatic forgiveness by the Company of all outstanding loans and interest accrued thereon. If Mr. Howlett's employment is terminated for cause or he resigns, his compensation and benefits will cease immediately and he will not be entitled to severance benefits. Additionally, if the Company terminates Mr. Howlett's employment for cause, all outstanding loans, including interest accrued thereon, will be immediately due and payable in full.

     Pursuant to an agreement between the Company and Rick E. Russo entered into in September 1995, Mr. Russo receives an annual salary of $120,000 effective as of June 1, 1995. In addition, Mr. Russo will receive severance pay for a minimum of 12 months if his employment is terminated without cause prior to July 1, 1996 or for a minimum of six months in the event that Mr. Russo resigns after the appointment of a specified executive officer and prior to July 1, 1996 (subject to reduction if he is employed by another employer during the applicable period). Under the agreement, Mr. Russo was also entitled to a bonus, as determined by the Board, upon completion of the Company's initial public offering.

     Pursuant to an offer letter dated January 17, 1996, Norman R. Farquhar receives an annual base salary of $200,000 and a cash bonus of $50,000 for the fiscal year beginning January 1, 1996, which bonus will be paid if certain financial and non-financial objectives are achieved. Upon commencement of his employment in February 1996, Mr. Farquhar was granted an option to purchase 135,000 shares of Common Stock at an exercise price equal to the fair market value on the date of grant, which option vests monthly over a three-year period. If Mr. Farquhar's employment is terminated without cause, he will receive an amount equal to his then annual base salary payable in equal monthly installments over the 12-month period following the date of termination in consideration for which Mr. Farquhar agrees, for one year following such termination, to (i) not solicit any employee, consultant or independent contractor of the Company to terminate his or her relationship with the Company in order to become an employee, consultant or independent contractor to or for any other person or business, (ii) be available to the Company on a transitional basis and (iii) not become financially interest in, be employed by or have any connection with a competitor of the Company.

     Pursuant to a letter agreement between DCD and Mr. Brandel entered into in September 1996 in connection with the Company's acquisition of DCD, Mr. Brandel receives an annual base salary of $180,000 and received a retention bonus of $80,000. The retention bonus is conditioned upon Mr. Brandel's continued full-time employment with DCD for two years following the date of the agreement, and in the event that his employment terminates prior to such time (unless terminated by DCD without cause), Mr. Brandel will be required to return to DCD the portion of such retention bonus equal in proportion to the remaining portion of his two-year obligation.

     The Company pays the annual premium on split-dollar life insurance policies taken out on the lives of Stuart W. Clifton, Norman R. Farquhar, Mark S. Howlett and Rick E. Russo. The face value of each policy and the portion of the premium that is required to be taken into income by each insured employee are as follows:

                                                                             TAXABLE PORTION OF
                                                                FACE VALUE        PREMIUM
                                                                ----------   ------------------
    Stuart W. Clifton.........................................  $3,000,000          $821
    Norman R. Farquhar........................................  $1,500,000          $365
    Mark S. Howlett...........................................  $1,500,000          $386
    Rick E. Russo.............................................  $1,000,000          $376

     Upon the death of the insured, or upon the earlier termination of the split-dollar agreement between the Company and the insured, the Company will be repaid the greater of the cash surrender value of the policy or the amount of the insurance premiums paid by the Company. However, in the event of a change in control of the Company, the Company will be entitled to receive only the cash surrender value of the policy. Upon the occurrence of certain events, the insured employee will become vested in the split-dollar life insurance policy. Upon the occurrence of a "vesting event," the Company will be obligated to continue making premium payments on the split-dollar insurance policy until the death of the insured employee. The vesting events are: completion of 60 months of employment following the establishment of the split-dollar agreement; attaining age 55; becoming disabled; or a change in control of the Company.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                          ON EXECUTIVE COMPENSATION(1)

     The Company's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors (the "Board"). The Committee is appointed by the Board and is comprised of two non-employee Directors. The Committee has responsibility for all compensation matters concerning the Company's executive officers.

COMPENSATION PHILOSOPHY

     The Board's executive compensation program strongly links management pay with the Company's annual and long-term performance. The program is intended to attract, motivate and retain senior management by providing compensation opportunities that are consistent with Company performance. The program provides for base salaries which reflect such factors as level of responsibility, individual performance, internal fairness and external competitiveness; annual incentive cash bonus awards which are payable upon the Company's achievement of annual financial and strategic objectives approved by the Board; and long-term incentive opportunities, generally in the form of stock options which strengthen the mutuality of interest between management and the Company's shareholders.
---------------
(1) The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of the Company under the 1933 Act or 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

     The following is a discussion of each of the elements of the Company's executive compensation program including a description of the decisions and actions taken by the Committee with respect to compensation in fiscal 1996 for the Chief Executive Officer and all executive officers as a group.

MANAGEMENT COMPENSATION PROGRAM

     Compensation paid to the Company's executive officers for fiscal 1996 (as reflected in the foregoing tables with respect to the Named Executive Officers) consisted of the following elements: base salary, cash bonuses and stock options granted under the Incentive Plan.

BASE SALARY

     With respect to determining the base salary of executive officers, the Committee takes into consideration a variety of factors including the executive's levels of responsibility and individual performance, and the salaries of similar positions in the Company and in comparable companies in the Company's industry. The Committee believes that its process for determining and adjusting the base salary of executive officers is fully consistent with sound personnel practices and is subject to the terms and conditions of their respective employment agreements. Annual adjustments in base salaries typically are made effective at the beginning of the calendar year for which they are intended to apply and therefore reflect in large part prior year's business and individual performance achievements.

ANNUAL BONUS PROGRAM

     The Company's bonus program encourages executive officers to achieve both corporate and individual business unit objectives. Bonus earnings opportunities primarily derive from the achievement of corporate objectives, which objectives are based on a scale commensurate with the executive's ability to effect company-wide goals. Incentive bonuses are awarded if certain minimum corporate earnings thresholds are met. Below such minimum, no corporate incentive bonus is permitted. The Company's bonus program applied to all executive officers of the Company beginning in 1996.

1995 EQUITY INCENTIVE PLAN

     The long term incentive element of the Company's management compensation program provides for grants of stock awards, which include (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock bonuses, (iv) rights to purchase restricted stock and (v) stock appreciation rights. These discretionary stock awards are granted and administered by the Committee under the Incentive Plan, which is intended to create an opportunity for employees of the Company to acquire an equity ownership interest in the Company and thereby enhance their efforts in the service of the Company and its shareholders. The compensatory and administrative features of the Incentive Plan conform in all material respects to the design of standard comparable plans in industry and are, in the Committee's estimation, fair and reasonable.

     In 1996, the Committee granted options to purchase 165,000 shares of Common Stock to one executive officer. The stock options become exercisable over a three-year period with shares vesting in 36 equal monthly installments. The Committee believes that by rationing the exercisability of these stock options over a three-year period, the executive retention impact of the Incentive Plan will be strengthened and management's motivation to enhance the value of the Company's stock will be constructively influenced.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Pursuant to an executive employment agreement between the Company and Stuart W. Clifton, Chairman of the Board, President and Chief Executive Officer of the Company, entered into in May 1994, Mr. Clifton received a salary of $272,000 in 1996. In addition, in accordance with such employment agreement, advances are made each year by the Company to Mr. Clifton. Such advances are repaid by deduction from any annual bonus earned for such year and net proceeds from any sale of the Company's securities held by him. If the advances are not repaid, such advances will bear interest commencing on the date the Compensation Committee determines annual bonuses for such year. See "Employment Agreements."

     Among the factors considered by the Committee in its consideration of Mr. Clifton's ongoing performance were the continued expansion of the Company's core businesses into both domestic and international markets, the continued success of the Company's new product development, sales and marketing efforts, and the fiscal 1996 financial performance of the Company and its subsidiaries measured by actual-versus-target sales and actual-versus-target earnings.

     Mr. Clifton's annual bonus award for fiscal 1996 was earned under the program established and approved by the Committee at the beginning of fiscal 1995. As the senior corporate executive officer, his bonus generally reflected the significant growth and financial performance of the Company in fiscal 1996. The $192,500 bonus awarded for 1996 reflected various substantial achievements, including the successful completion of the Company's acquisition of DCD and the subsequent integration of the two companies, the successful consummation of a follow-on equity offering in December 1996, significant sales growth apart from the DCD acquisition and the recruitment of additional senior management personnel.

SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Code limits the Company to a deduction for federal income tax purposes of no more than $1 million of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1 million may be deducted if it is "performance-based compensation" within the meaning of the Code.

     The statute containing this law and the applicable Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Compensation Committee believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year which is subject to the deduction limit will exceed $1 million. Therefore, the Compensation Committee has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Compensation Committee intends to continue to evaluate the effects of the statute and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS:

     Ronald S. Parker
     Tony N. Domit
     Roy Thiele-Sardina

                     PERFORMANCE MEASUREMENT COMPARISON(1)

     The following graph shows a comparison of cumulative total returns for the Company, the Center for Research in Securities Prices Index for the Nasdaq Stock Market (United States Companies) (the "CRSP Nasdaq U.S. Index") and the Center for Research in Securities Prices Index for the Nasdaq Computer and Data Processing Stocks (the "CRSP Nasdaq Computer Index") for the period that commenced on October 27, 1995 (the date on which the Company's Common Stock was first traded on the Nasdaq National Market) and ended on December 31, 1996. The graph assumes that all dividends have been reinvested.

              COMPARISON OF CUMULATIVE TOTAL RETURN ON INVESTMENT
   (DATAWORKS CORPORATION, CRSP NASDAQ U.S. INDEX, CRSP NASDAQ CAPTION INDEX)


                                                               CRSP Index           CRSP Index
                                                             for the Nasdaq      for the Nasdaq
                                                              Stock Market        Computer and
                                             DataWorks       (United States      Data Processing
                                            Corporation        Companies)            Stocks
                                            -----------      --------------      ---------------
                10/27/95                         100                100                 100
                12/31/95                       97.12             101.80               99.44
                 3/31/96                       98.08             106.56              104.11
                 6/30/96                      136.54             115.26              115.73
                 9/30/96                      200.00             119.36              118.03
                12/31/96                      194.23             125.23              122.81


---------------
(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the 1933 Act or the 1934 Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              CERTAIN TRANSACTIONS

     The Company has entered into indemnity agreements with certain officers and directors which provide, among other things, that the Company will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he may be required to pay in actions or proceedings which he is or may be made a party be reason of his position as a director, officer or other agent of the Company, and otherwise to the full extent permitted under California law and the Company's Bylaws.

     The principal amount of all outstanding advances paid to Mr. Clifton pursuant to his executive employment contract as of December 31, 1996 was $155,300. See "Employment Agreements."

     In September 1995, the Company entered into an agreement with Rick E. Russo, Vice President, Finance and Secretary of the Company, regarding his employment with the Company. In January 1996, the Company entered into an agreement with Norman R. Farquhar, Executive Vice President, Chief Executive Officer and a director of the Company, regarding his employment with the Company. In September 1996, DCD, a wholly owned subsidiary of the Company, entered into an agreement with Robert W. Brandel, Vice President, General Manager of DCD, regarding his employment with DCD. See "Employment Agreements."

     In February 1996, in connection with his employment with the Company, Mr. Farquhar received a grant of an option under the Incentive Plan to purchase 135,000 shares of Common Stock at an exercise price of $11.0625 per share. In September 1996, in connection with the successful completion of the Company's acquisition of DCD Corporation, Mr. Farquhar received a grant of an option under the Incentive Plan to purchase 30,000 shares of Common Stock at an exercise price of $25.75 per share. All of such option vests monthly over a three-year period.

     In connection with the Company's acquisition of DCD in September 1996, each share of DCD Common Stock, no par value, outstanding immediately prior to the closing of the acquisition converted into approximately 3.36 shares of Common Stock, no par value, of the Company. Robert W. Brandel, a former shareholder of DCD, received 667,185 shares of the Company's Common Stock and $21.70 in lieu of fractional shares in exchange for his DCD Common Stock in the acquisition.

     In December 1996, the Company completed a follow-on equity offering of 2,112,735 shares of Common Stock at $21.00 per share in which PMF purchased 50,000 shares at the public offering price.

     The Company has entered into certain additional transactions with its directors and officers, as described under the caption "Executive Compensation."

OTHER MATTERS

     The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                          By Order of the Board of Directors

                                          /s/ RICK E. RUSSO
                                          ---------------------
                                          Rick E. Russo
                                          Secretary

April 29, 1997

A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 IS AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, RICK E. RUSSO, DATAWORKS CORPORATION, 5910 PACIFIC CENTER BOULEVARD, SUITE 300, SAN DIEGO, CALIFORNIA 92121.

                              DATAWORKS CORPORATION

                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                          ADOPTED ON SEPTEMBER 13, 1995
                              AMENDED MAY 23, 1996
                             AMENDED APRIL 17, 1997

1.       PURPOSE.

         (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") is to provide a means by which certain directors of DataWorks Corporation (the "Company") who are not otherwise employees of the Company or of any Affiliate of the Company (a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of certain persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.




                                       1.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

         (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate one hundred fifty thousand (150,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       ELIGIBILITY.




                                       2.

         (a) Options shall be granted only to Non-Employee Directors of the Company who are Eligible Directors, as defined in subparagraph 4(b).

         (b) Notwithstanding any other provision hereof, "Eligible Directors" shall mean all Non-Employee Directors of the Company serving as members of the Board from time to time after the effectiveness of the Company's initial public offering of common stock (the "Effective Date"); provided, however, that any Non-Employee Director whose membership on the Board commenced prior to the Effective Date pursuant to a capital investment in the Company by an entity which such Non-Employee Director represents shall become an Eligible Director only if and when he or she is elected as a Non-Employee Director by the shareholders of the Company after the Effective Date, which shall be treated as such person's initial election to be a Non-Employee Director for purposes of the Plan (including, but not limited to subparagraph 5(a) hereof).

5.       NON-DISCRETIONARY GRANTS.

         (a) Each person who, after the Effective Date, for the first time becomes an Eligible Director automatically shall be granted, upon the date of his or her initial election to be a Non-Employee Director by the Board or shareholders of the Company, an option to purchase twenty thousand (20,000) shares of common stock of the Company on the terms and conditions set forth herein.

         (b) On the date of each annual meeting of the shareholders of the Company after the Effective Date, each person who is then an Eligible Director and continues on





                                       3.

the Board thereafter (other than a person who receives a grant under subparagraph 5(a) on such date) automatically shall be granted an option to purchase five thousand (5,000) shares of common stock of the Company on the terms and conditions set forth herein.

6.       OPTION PROVISIONS.

         Each option shall be subject to the following terms and conditions:

         (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ten (10) years from the date of grant (the "Expiration Date"). If the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date twelve (12) months following the date of termination of all such service; provided, however, that if such termination of service is due to the optionee's death, the option shall terminate on the earlier of the Expiration Date or eighteen (18) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Employee Director or employee of or consultant to the Company or any Affiliate only as to that number of shares as to which it was exercisable under the provisions of subparagraph 6(e) on the date of termination of all such service.

         (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.






                                       4.

         (c) Payment of the exercise price of each option is due in full in cash upon any exercise, provided that an option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

         (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person (or by his or her guardian or legal representative) or transferee pursuant to such an order. Notwithstanding the foregoing, the optionee may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the optionee, shall thereafter be entitled to exercise the option.

         (e) The option shall become exercisable in installments over a period of three years from the date of grant as follows: one twelfth (1/12) of the shares shall vest on the date three months after the date of grant and one thirty-sixth (1/36) of the shares shall vest each month thereafter, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a Non-Employee Director or employee of or consultant to the Company or any Affiliate of the Company, whereupon such option shall






                                       5.

become fully exercisable in accordance with its terms with respect to that portion of the shares represented by that installment.

         (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and
(ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

         (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.





                                       6.

7.       COVENANTS OF THE COMPANY.

         (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8.       USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9.       MISCELLANEOUS.

         (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.






                                       7.

         (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the shareholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

         (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Eligible Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or shareholders or any Affiliate to terminate the service of any Eligible Director with or without cause.

         (d) No Eligible Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him pursuant to an option granted to him.

         (e) In connection with each option granted pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to an Eligible Director, or to evidence the removal or lapse of any restrictions on transfer, that such Eligible Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to





                                       8.

such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

         (f) As used in this Plan, "fair market value" means, as of any date, the value of the common stock of the Company determined as follows:

             (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the fair market value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (ii) If the common stock is quoted on Nasdaq (but not on the National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the fair market value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

             (iii) In the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Board.






                                       9.

10.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

         (b) In the event of: (1) a dissolution, liquidation or sale of substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization (including a sale of stock of the Company to a single purchaser or single group of affiliated purchasers) after which less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation are owned by shareholders of the Company





                                      10.

immediately before such transaction, the time during which options outstanding under the Plan may be exercised shall be accelerated to permit the optionee to exercise all such options in full prior to such event, and the options shall terminate if not exercised prior to such event.

11.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding options granted under the Plan; provided, however, that the Board shall not amend the plan more than once every six (6) months with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code or applicable regulations or rulings thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares which may be issued under the Plan; or

             (ii) Modify the Plan in any other way if such modification requires shareholder approval in order for the Plan to comply with the requirements of
Section 162(m) of the Code.

         (b) Rights and obligations under any option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the





                                      11.

consent of the person to whom the option was granted and (ii) such person consents in writing.

12.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the date that is ten years after the Effective Date. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

         (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13.      EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

         (a) The Plan shall become effective on the Effective Date (as defined in subparagraph 4(b)), subject to the condition that the Plan be approved by the shareholders of the Company.

         (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.




                                      12.

                              DATAWORKS CORPORATION

                           1995 EQUITY INCENTIVE PLAN

                             ADOPTED OCTOBER 5, 1995
                           AS AMENDED FEBRUARY 3, 1997

                                  INTRODUCTION

         This DataWorks Corporation 1995 Equity Incentive Plan is an amendment and restatement of the DataWorks Corporation 1987 Stock Option Plan. Shares reserved for issuance under the 1987 Stock Option Plan shall hereafter be reserved for issuance, and issued, under the terms of this 1995 Equity Incentive Plan, as amended and restated in the form below.

1.       PURPOSES.

         (a) The purpose of the Plan is to provide a means by which selected Employees, Directors and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, and (v) stock appreciation rights, all as defined below.

         (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees, Directors or Consultants of the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

         (c) The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.




                                       1.

2.       DEFINITIONS.

         (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

         (b) "BOARD" means the Board of Directors of the Company.

         (c) "CODE" means the Internal Revenue Code of 1986, as amended.

         (d) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

         (e) "COMPANY" means DataWorks Corporation, a California corporation.

         (f) "CONCURRENT STOCK APPRECIATION RIGHT" or "CONCURRENT RIGHT" means a right granted pursuant to subsection 8(b)(2) of the Plan.

         (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

         (h) "CONTINUOUS STATUS AS AN EMPLOYEE, DIRECTOR OR CONSULTANT" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

         (i) "DIRECTOR" means a member of the Board.

         (j) "EMPLOYEE" means any person employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (k) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (l) "FAIR MARKET VALUE" means, as of any date, the value of the common stock of the Company determined as follows:




                                       2.

                  (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (ii) If the common stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                  (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

         (m) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

         (n) "INDEPENDENT STOCK APPRECIATION RIGHT" or "INDEPENDENT RIGHT" means a right granted pursuant to subsection 8(b)(3) of the Plan.

         (o) "NON-EMPLOYEE DIRECTOR" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

         (p) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

         (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.




                                       3.

         (r) "OPTION" means a stock option granted pursuant to the Plan.

         (s) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

         (t) "OPTIONEE" means an Employee, Director or Consultant who holds an outstanding Option.

         (u) "OUTSIDE DIRECTOR" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

         (v) "PLAN" means this DataWorks Corporation 1995 Equity Incentive Plan.

         (w) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

         (x) "STOCK APPRECIATION RIGHT" means any of the various types of rights which may be granted under Section 8 of the Plan.

         (y) "STOCK AWARD" means any right granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, and any Stock Appreciation Right.

         (z) "STOCK AWARD AGREEMENT" means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

         (aa) "TANDEM STOCK APPRECIATION RIGHT" or "TANDEM RIGHT" means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).




                                       4.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

             (ii) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iii) To amend the Plan or a Stock Award as provided in Section 14.

         (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). One or more of these members may be Non-Employee Directors and/or Outside Directors, if required. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate two million four hundred fifty thousand (2,450,000) shares of the Company's common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.






                                       5.

5.       ELIGIBILITY.

         (a) Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees or Consultants.

         (b) No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five
(5) years from the date of grant.

6.       OPTION PROVISIONS.

         Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

         (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

         (b) PRICE. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be determined by the Board or Committee. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.





                                       6.

         In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

         (d) TRANSFERABILITY. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 and any administrative interpretations or pronouncements thereunder (a "DRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a DRO. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         (e) VESTING. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

         (f) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement) if the Optionee is an Employee at the time of such termination, (ii) the date six (6) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement) if the Optionee is a Director or Consultant, but not an Employee, at the time of such termination, or (iii) the expiration of the term of the Option as set forth in




                                       7.

the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         An Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee's death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under
Section 16(b) of the Exchange Act. Finally, an Optionee's Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (other than upon the Optionee's death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the first paragraph of this subsection 6(f), or (ii) the expiration of a period of three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

         (g) DISABILITY OF OPTIONEE. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (h) DEATH OF OPTIONEE. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date




                                       8.

twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

         (i) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate.

         (j) RE-LOAD OPTIONS. Without in any way limiting the authority of the Board or Committee to make or not to make grants of Options hereunder, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Optionee to a further Option (a "Re-Load Option") in the event the Optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Re-Load Option which is intended to be an Incentive Stock Option and which is granted to a 10% stockholder (as described in subsection 5(b)), shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the stock subject to the Re-Load Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

         Any such Re-Load Option may be an Incentive Stock Option or a Nonstatutory Stock Option, as the Board or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in subsection 12(e) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Options




                                       9.

on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under subsection 4(a) and shall be subject to such other terms and conditions as the Board or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

7.       TERMS OF STOCK BONUSES AND PURCHASES OF RESTRICTED STOCK.

         Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:

         (a) PURCHASE PRICE. The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (b) TRANSFERABILITY. No rights under a stock bonus or restricted stock purchase agreement shall be transferable except by will or the laws of descent and distribution or pursuant to a domestic relations order satisfying the requirements of Rule 16a-12 and any administrative interpretations or pronouncements thereunder, so long as stock awarded under such agreement remains subject to the terms of the agreement.

         (c) CONSIDERATION. The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.

         (d) VESTING. Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option (or in the case of a stock bonus award, a reacquisition option) in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee and such other terms and conditions as determined by the Board or Committee in its sole discretion.





                                      10.

         (e) TERMINATION OF EMPLOYMENT OR RELATIONSHIP AS A DIRECTOR OR CONSULTANT. In the event a Participant's Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire, subject to the limitations described in subsection 7(d), any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

8.       STOCK APPRECIATION RIGHTS.

         (a) The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. If a Stock Appreciation Right is granted to an individual who is at the time subject to
Section 16(b) of the Exchange Act (a "Section 16(b) Insider"), the Stock Award Agreement of grant shall incorporate all the terms and conditions at the time necessary to assure that the subsequent exercise of such right shall qualify for the safe-harbor exemption from short-swing profit liability provided by the rules (or any successor rules or regulations) promulgated under Section 16 of the Exchange Act. No limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of Stock Appreciation Rights.

         (b) Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

             (i) TANDEM STOCK APPRECIATION RIGHTS. Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (A) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (B) the aggregate exercise price payable for such vested shares.

             (ii) CONCURRENT STOCK APPRECIATION RIGHTS. Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this




                                      11.

Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (B) the aggregate exercise price paid for such shares.

             (iii) INDEPENDENT STOCK APPRECIATION RIGHTS. Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (B) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.       CANCELLATION AND RE-GRANT OF OPTIONS.

         The Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% stockholder (as described in subsection 5(b)), not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date. Notwithstanding the foregoing, the Board or the Committee may grant an Option and/or Stock Appreciation Right with an exercise price lower than that set forth above if such




                                      12.

Option and/or Stock Appreciation Right is granted as part of a transaction to which section 424(a) of the Code applies.

10.      COVENANTS OF THE COMPANY.

         (a) During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act of 1933, as amended (the "Securities Act") either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.      USE OF PROCEEDS FROM STOCK.

         Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.      MISCELLANEOUS.

         (a) Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

         (b) Throughout the term of any Stock Award, the Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement.

         (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause, the right of the Company's Board of Directors and/or the Company's shareholders to remove




                                      13.

any Director pursuant to the terms of the Company's Bylaws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant pursuant to the terms of such Consultant's agreement with the Company or Affiliate.

         (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

         (e) The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or
(ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

         (f) To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or
(3) delivering to the Company owned and unencumbered shares of the common stock of the Company.





                                      14.

13.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company".)

         (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation, (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, (3) a sale of all or substantially all of the Company's assets, (4) any other capital reorganization in which the beneficial ownership of more than fifty percent (50%) of the shares of the Company entitled to vote changes, or
(5) the acquisition by any person, entity or group (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or any subsidiary of the Company) of the beneficial ownership, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting in the election of directors of the Company, then to the extent permitted by applicable law: (i) any surviving or acquiring corporation, or an Affiliate of such surviving or acquiring corporation, shall assume any Stock Awards outstanding under the Plan or shall substitute similar Stock Awards for those outstanding under the Plan, or (ii) such Stock Awards shall continue in full force and effect. In the event any surviving or acquiring corporation and its Affiliates refuse to assume or continue such Stock Awards, or to substitute similar Stock Awards for those outstanding under the Plan, then the vesting schedules applicable to all outstanding Stock Awards shall be accelerated so that all outstanding Stock Awards are fully vested, and any Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, the vesting schedules applicable to all outstanding Stock Awards shall be accelerated so that all outstanding Stock Awards are fully vested, and any Options shall be terminated if not exercised prior to such event.



                                      15.

14.      AMENDMENT OF THE PLAN AND STOCK AWARDS.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 13 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for Stock Awards under the Plan;

             (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

             (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code.

         (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

         (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Directors or Consultants with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

         (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless
(i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.

         (e) The Board at any time, and from time to time, may amend the terms of any one or more Stock Award; provided, however, that the rights and obligations under any Stock Award shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Stock Award was granted and (ii) such person consents in writing.





                                      16.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 4, 2005, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

16.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon the initial registration of any class of the Company's equity securities under Section 12 of the Exchange Act, but no Stock Awards granted under the Plan shall be exercised or vested unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.




                                      17.

                              DATAWORKS CORPORATION

                          EMPLOYEE STOCK PURCHASE PLAN

                           ADOPTED SEPTEMBER 13, 1995
                           AS AMENDED FEBRUARY 3, 1997

1.       PURPOSE.

         (a) The purpose of the Employee Stock Purchase Plan (the "Plan") is to provide a means by which employees of Dataworks Corporation, a California corporation (the "Company"), and its Affiliates, as defined in subparagraph 1(b), which are designated as provided in subparagraph 2(b), may be given an opportunity to purchase stock of the Company.

         (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").

         (c) The Company, by means of the Plan, seeks to retain the services of its employees, to secure and retain the services of new employees, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

         (d) The Company intends that the rights to purchase stock of the Company granted under the Plan be considered options issued under an "employee stock purchase plan" as that term is defined in Section 423(b) of the Code.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Board of Directors (the "Board") of the Company unless and until the Board delegates administration to a Committee, as provided in subparagraph 2(c). Whether or not the Board has delegated administration, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

         (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

             (i) To determine when and how rights to purchase stock of the Company shall be granted and the provisions of each offering of such rights (which need not be identical).

             (ii) To designate from time to time which Affiliates of the Company shall be eligible to participate in the Plan.



                                       1.

             (iii) To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

             (iv) To amend the Plan as provided in paragraph 13.

             (v) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and its Affiliates.

         (c) The Board may delegate administration of the Plan to a Committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3.       SHARES SUBJECT TO THE PLAN.

         (a) Subject to the provisions of paragraph 12 relating to adjustments upon changes in stock, the stock that may be sold pursuant to rights granted under the Plan shall not exceed in the aggregate three hundred thousand (300,000) shares of the Company's common stock (the "Common Stock") after giving effect to the one for 2.6 reverse stock split to be effected in September 1995. If any right granted under the Plan shall for any reason terminate without having been exercised, the Common Stock not purchased under such right shall again become available for the Plan.

         (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4.       GRANT OF RIGHTS; OFFERING.

         (a) The Board or the Committee may from time to time grant or provide for the grant of rights to purchase Common Stock of the Company under the Plan to eligible employees (an "Offering") on a date or dates (the "Offering Date(s)") selected by the Board or the Committee. Each Offering shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the Offering or otherwise) the period during which the Offering shall be effective, which period shall not




                                       2.

exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in paragraphs 5 through 8, inclusive.

         (b) If an employee has more than one right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (1) each agreement or notice delivered by that employee will be deemed to apply to all of his or her rights under the Plan, and (2) a right with a lower exercise price (or an earlier-granted right, if two rights have identical exercise prices), will be exercised to the fullest possible extent before a right with a higher exercise price (or a later-granted right, if two rights have identical exercise prices) will be exercised.

5.       ELIGIBILITY.

         (a) Rights may be granted only to employees of the Company or, as the Board or the Committee may designate as provided in subparagraph 2(b), to employees of any Affiliate of the Company. Except as provided in subparagraph 5(b), an employee of the Company or any Affiliate shall not be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee has been in the employ of the Company or any Affiliate for such continuous period preceding such grant as the Board or the Committee may require, but in no event shall the required period of continuous employment be greater than two (2) years. In addition, unless otherwise determined by the Board or the Committee and set forth in the terms of the applicable Offering, no employee of the Company or any Affiliate shall be eligible to be granted rights under the Plan, unless, on the Offering Date, such employee's customary employment with the Company or such Affiliate is for at least twenty (20) hours per week and at least five (5) months per calendar year.

         (b) The Board or the Committee may provide that, each person who, during the course of an Offering, first becomes an eligible employee of the Company or designated Affiliate will, on a date or dates specified in the Offering which coincides with the day on which such person becomes an eligible employee or occurs thereafter, receive a right under that Offering, which right shall thereafter be deemed to be a part of that Offering. Such right shall have the same characteristics as any rights originally granted under that Offering, as described herein, except that:

             (i) the date on which such right is granted shall be the "Offering Date" of such right for all purposes, including determination of the exercise price of such right;

             (ii) the period of the Offering with respect to such right shall begin on its Offering Date and end coincident with the end of such Offering; and



                                       3.

             (iii) the Board or the Committee may provide that if such person first becomes an eligible employee within a specified period of time before the end of the Offering, he or she will not receive any right under that Offering.

         (c) No employee shall be eligible for the grant of any rights under the Plan if, immediately after any such rights are granted, such employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Affiliate. For purposes of this subparagraph 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee, and stock which such employee may purchase under all outstanding rights and options shall be treated as stock owned by such employee.

         (d) An eligible employee may be granted rights under the Plan only if such rights, together with any other rights granted under "employee stock purchase plans" of the Company and any Affiliates, as specified by Section 423(b)(8) of the Code, do not permit such employee's rights to purchase stock of the Company or any Affiliate to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such rights are granted) for each calendar year in which such rights are outstanding at any time.

         (e) Officers of the Company and any designated Affiliate shall be eligible to participate in Offerings under the Plan, provided, however, that the Board may provide in an Offering that certain employees who are highly compensated employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.       RIGHTS; PURCHASE PRICE.

         (a) On each Offering Date, each eligible employee, pursuant to an Offering made under the Plan, shall be granted the right to purchase up to the number of shares of Common Stock of the Company purchasable with a percentage designated by the Board or the Committee not exceeding fifteen percent (15%) of such employee's Earnings (as defined in subparagraph 7(a)) during the period which begins on the Offering Date (or such later date as the Board or the Committee determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering. The Board or the Committee shall establish one or more dates during an Offering (the "Purchase Date(s)") on which rights granted under the Plan shall be exercised and purchases of Common Stock effected in accordance with such Offering.

         (b) In connection with each Offering made under this Plan, the Board or the Committee shall specify a maximum number of shares which may be purchased by any employee as well as a maximum aggregate number of shares which may be purchased by all eligible employees pursuant to such Offering. In addition, in connection with each




                                       4.

Offering which contains more than one Purchase Date, the Board or the Committee may specify a maximum aggregate number of shares which may be purchased by all eligible employees on any given Purchase Date under the Offering. If the aggregate purchase of shares upon exercise of rights granted under the Offering would exceed any such maximum aggregate number, the Board or the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall deem to be equitable.

         (c) The purchase price of stock acquired pursuant to rights granted under the Plan shall be not less than the lesser of:

             (i) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Offering Date; or

             (ii) an amount equal to eighty-five percent (85%) of the fair market value of the stock on the Purchase Date.

7.       PARTICIPATION; WITHDRAWAL; TERMINATION.

         (a) An eligible employee may become a participant in the Plan pursuant to an Offering by delivering a participation agreement to the Company within the time specified in the Offering, in such form as the Company provides. Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board or the Committee of such employee's Earnings during the Offering. "Earnings" is defined as an employee's regular salary or wages (including amounts thereof elected to be deferred by the employee, that would otherwise have been paid, under any cash or deferred arrangement established by the Company), which shall include commissions and overtime pay, but shall exclude bonuses, incentive pay, profit sharing, other remuneration paid directly to the employee, the cost of employee benefits paid for by the Company or an Affiliate, education or tuition reimbursements, imputed income arising under any group insurance or benefit program, traveling expenses, business and moving expense reimbursements, income received in connection with stock options, contributions made by the Company or an Affiliate under any employee benefit plan, and similar items of compensation. The payroll deductions made for each participant shall be credited to an account for such participant under the Plan and shall be deposited with the general funds of the Company or an Affiliate. A participant may reduce (including to zero), increase or begin such payroll deductions after the beginning of any Offering only as provided for in the Offering. A participant may make additional payments into his or her account only if specifically provided for in the Offering and only if the participant has not had the maximum amount withheld during the Offering.



                                       5.

         (b) At any time during an Offering, a participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company provides. Such withdrawal may be elected at any time prior to the end of the Offering except as provided by the Board or the Committee in the Offering. Upon such withdrawal from the Offering by a participant, the Company shall distribute to such participant all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the participant) under the Offering, without interest, and such participant's interest in that Offering shall be automatically terminated. A participant's withdrawal from an Offering will have no effect upon such participant's eligibility to participate in any other Offerings under the Plan but such participant will be required to deliver a new participation agreement in order to participate in subsequent Offerings under the Plan.

         (c) Rights granted pursuant to any Offering under the Plan shall terminate immediately upon cessation of any participating employee's employment with the Company and any designated Affiliate, for any reason, and the Company shall distribute to such terminated employee all of his or her accumulated payroll deductions (reduced to the extent, if any, such deductions have been used to acquire stock for the terminated employee), under the Offering, without interest.

         (d) Rights granted under the Plan shall not be transferable, and, except as provided in paragraph 14, shall be exercisable only by the person to whom such rights are granted.

8.       EXERCISE.

         (a) On each date specified therefor in the relevant Offering ("Purchase Date"), each participant's accumulated payroll deductions and other additional payments specifically provided for in the Offering (without any increase for interest) will be applied to the purchase of whole shares of stock of the Company, up to the maximum number of shares permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of rights granted under the Plan. The amount, if any, of accumulated payroll deductions remaining in each participant's account after the purchase of shares which is less than the amount required to purchase one share of stock on the final Purchase Date of an Offering shall be held in each such participant's account for the purchase of shares under the next Offering under the Plan, unless such participant withdraws from such next Offering, as provided in subparagraph 7(b), or is no longer eligible to be granted rights under the Plan, as provided in paragraph 5, in which case such amount shall be distributed to the participant after such final Purchase Date, without interest. The amount, if any, of accumulated payroll deductions remaining in any participant's account after the purchase




                                       6.

of shares which is equal to the amount required to purchase whole shares of stock on the final Purchase Date of an Offering shall be distributed in full to the participant after such Purchase Date, without interest.

         (b) No rights granted under the Plan may be exercised to any extent unless the Plan (including rights granted thereunder) is covered by an effective registration statement pursuant to the Securities Act of 1933, as amended (the "Securities Act"). If on a Purchase Date in any Offering hereunder the Plan is not so registered, no rights granted under the Plan or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the Plan is subject to such an effective registration statement, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date. If on the Purchase Date of any Offering hereunder, as delayed to the maximum extent permissible, the Plan is not registered, no rights granted under the Plan or any Offering shall be exercised and all payroll deductions accumulated during the Offering (reduced to the extent, if any, such deductions have been used to acquire stock) shall be distributed to the participants, without interest.

9.       COVENANTS OF THE COMPANY.

         (a) During the terms of the rights granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such rights.

         (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the rights granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such rights unless and until such authority is obtained.

10.      USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to rights granted under the Plan shall constitute general funds of the Company.

11.      RIGHTS AS A SHAREHOLDER.



                                       7.

A participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to rights granted under the Plan unless and until the participant's shareholdings acquired upon exercise of rights under the Plan are recorded in the books of the Company.

12.      ADJUSTMENTS UPON CHANGES IN STOCK.

         (a) If any change is made in the stock subject to the Plan, or subject to any rights granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding rights will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding rights.

         (b) In the event of: (1) a dissolution or liquidation of the Company;
(2) a merger or consolidation in which the Company is not the surviving corporation; (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (4) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then, as determined by the Board in its sole discretion (i) any surviving corporation may assume outstanding rights or substitute similar rights for those under the Plan, (ii) such rights may continue in full force and effect, or (iii) participants' accumulated payroll deductions may be used to purchase Common Stock immediately prior to the transaction described above and the participants' rights under the ongoing Offering terminated.

13.      AMENDMENT OF THE PLAN.

         (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in paragraph 12 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

             (i) Increase the number of shares reserved for rights under the Plan; or

             (ii) Modify the provisions as to eligibility for participation in the Plan (to the extent such modification requires shareholder approval in order for the Plan to obtain employee stock purchase plan treatment under Section 423 of the Code).

             Rule 16b-3.



                                       8.

It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or rights granted under it into compliance therewith.

         (b) Rights and obligations under any rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan, except with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

14.      DESIGNATION OF BENEFICIARY.

         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of an Offering but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death during an Offering.

         (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.      TERMINATION OR SUSPENSION OF THE PLAN.

         (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 12, 2005. No rights may be granted under the Plan while the Plan is suspended or after it is terminated.

         (b) Rights and obligations under any rights granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except as expressly provided in the Plan or with the consent of the person to whom such rights were granted or except as necessary to comply with any laws or governmental regulation.

16.      EFFECTIVE DATE OF PLAN.






                                       9.

The Plan shall become effective upon the effectiveness of the Company's initial public offering of shares of common stock, but no rights granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company.




                                      10.

PROXY

                             DATAWORKS CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 29 1997

        The undersigned hereby appoints Stuart W. Clifton, Norman R. Farquhar and Rick E. Russo, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of DataWorks Corporation which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of DataWorks Corporation to be held at The Hyatt Regency La Jolla, 3777 La Jolla Village Drive, San Diego, California 92122, on Thursday, May 29, 1995 at 10:00 a.m., local time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

        Unless a contrary direction is indicated, this Proxy will be voted for all nominees listed in Proposal 1 and for Proposals 2 through 5, as more specially described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.


                           (Continued on other side)



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                                                Please mark
                                                your votes as  [X]
                                                indicated in
                                                this sample

Management recommends a vote FOR the                      FOR all nominees            WITHHOLD
nominees for director listed below                      listed below (except         AUTHORITY
                                                          as marked to the          as vote for all
                                                           contrary below)       nominees listed below.
1.  To elect directors, whether by cumulative voting
    or otherwise, to hold office until the next Annual         [  ]                     [  ]
    Meeting of Shareholders and until their successors are
    elected.

    Nominees:  Stuart W. Clifton, Norman R. Farquhar,
               Nathan W. Bell, Tony N. Domit,
               William P. Foley II, Ronald S. Parker and
               Roy Thiele-Sardina


To withhold authority to vote for any nominee(s), write such nominee(s)' name(s) below:


---------------------------------------------------------------------------------------


    Management recommends a vote FOR Proposal 2 through 5

                                                                        FOR               AGAINST           ABSTAIN
2.  To approve the Company's 1995 Equity Incentive Plan, as
    amended, to, among other things, increase the aggregate             [  ]               [  ]               [  ]
    number of shares authorized for issuance under such
    plan by 800,000 shares.
                                                                        FOR               AGAINST           ABSTAIN
3.  To approve the Company's 1995 Employee Stock Purchase Plan,
    as amended, to increase the aggregate number of shares              [  ]               [  ]               [  ]
    authorized for issuance under such plan by 150,000 shares.
                                                                        FOR               AGAINST           ABSTAIN
4.  To approve the Company's 1995 Non-Employee Directors' Stock         [  ]               [  ]               [  ]
    Option Plan, as amended, to increase the aggregate number of shares authorized for issuance under such plan by 75,000 shares and to provide that options granted under such plan shall vest over a three-year period.
                                                                        FOR               AGAINST           ABSTAIN
          ____________   5.  To ratify the selection of Ernst &         [  ]               [  ]               [  ]
                             Young LLP as independent auditors
                             of the Company for its fiscal year
                             ending December 31, 1997.


    Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.

Signature(s)________________________________________________ Dated: ______, 1997
Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.


-------------------------------------------------------------------------------
                              FOLD AND DETACH HERE